Subsequent events	9 Months Ended
Sep. 30, 2019
Subsequent events [Abstract]
Subsequent events
Note 10 - Subsequent events

On October 1, 2019, the Company announced that holders of $26,434,000 in aggregate principal amount of the Company's 4.5% Convertible Senior Notes due October 1, 2019, exercised their right to convert their notes into shares at the conversion price of $6.0216 per share. As a result the Company issued 4,389,858 shares of common stock. The remaining $6,426,000 in aggregate principal amount was repaid in cash.

On October 16, 2019, the Company prepaid $35 million under the Nordea Credit Facility. The prepayment was made under the revolving credit facility tranche, which remains available.

On October 23, 2019, the Board approved a dividend of $0.05 per common share related to the third quarter 2019 to be paid on November 14, 2019 for shareholders of record as of November 7, 2019.

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